158 SA-1 07/09

SUPPLEMENT DATED JULY 1, 2009

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED FEBRUARY 1, 2009
OF

FRANKLIN RISING DIVIDENDS FUND

(Franklin Managed Trust)

The Statement of Additional Information is amended as follows:

Under the section, "Management and Other Services – Portfolio managers – Ownership of Fund shares" on page 16, the table is replaced with the following as of September 30, 2008:

Ownership of Fund shares. The manager has a policy of encouraging portfolio managers to invest in the funds they manage. Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager. The following is the dollar range of Fund shares beneficially owned by each portfolio manager (such amounts may change from time to time):

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Bruce C. Baughman	$500,001 - $1,000,000
William J. Lippman	$500,001 - $1,000,000
Margaret McGee	$100,001 - $500,000
Donald G. Taylor	Over $1,000,000

Please keep this supplement for future reference.